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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             -----------------


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             -----------------



DATE OF REPORT:   SEPTEMBER 11, 1998

DATE OF EARLIEST EVENT REPORTED:    SEPTEMBER 9, 1998

                       GENERAL INSTRUMENT CORPORATION
           (Exact name of registrant as specified in its charter)


       DELAWARE                    001-12925                   36-4134221
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification
   incorporation or                                              Number)
    organization)
                              101 TOURNAMENT DRIVE
                               HORSHAM, PA 19044
                        (Address of principal executive
                                    offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (215) 323-1000




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Item 5.   Other Events.
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     On September 9, 1998, General Instrument Corporation, a Delaware
corporation (the "Company"), issued a press release announcing a stock repurchase program contemplating the repurchase by the Company of up to 10 million shares of its common stock. The press release is filed as Exhibit
99.1 hereto.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------


               Exhibit       Description
               ------        -----------

                 99.1        Press Release issued September 9, 1998




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: September 10, 1998.


                                   GENERAL INSTRUMENT CORPORATION


                                   By:  /s/ Robert A. Scott
                                        -------------------------------
                                       Robert A. Scott
                                       Senior Vice President, Legal and
                                       Secretary





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                               EXHIBIT INDEX



               Exhibit       Description
               ------        -----------


                 99.1        Press Release issued September 9, 1998